Exhibit 10.12

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT, dated as of September 28, 2015 (this “Amendment”), between RFT JPM LOAN, LLC (f/k/a ARC RFT JPM LOAN, LLC) (“Seller”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of June 18, 2014 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of June 24, 2015, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and Realty Finance Trust, Inc. (f/k/a ARC Realty Finance Trust, Inc.) (“Guarantor”) has agreed to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

Section 1. Amendments to Master Repurchase Agreement.

(a)   The definition of “LIBOR”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended by (a) deleting the text “day that is two (2) London Business Days prior to that respective” immediately preceding the words “Pricing Rate Determination Date” in clause (i) thereof, and (b) deleting the text “day that is two (2) London Business Days prior to that” immediately preceding the words “Pricing Rate Determination Date” in clause (ii) thereof.

(b)   The definition of “Maximum Facility Amount”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:

“Maximum Facility Amount” shall mean (a) prior to the Amendment Effective Date, $150,000,000, (b) from the Amendment Effective Date through and including October 30, 2015, $250,000,000, and (c) at all other times, $150,000,000.

Section 2.   Conditions Precedent. This Amendment shall become effective on the first date on which this Amendment is executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor, along with such other documents as Buyer or counsel to Buyer may reasonably request including, without limitation, secretary certificates and bring down letters (affirming the legal opinions provided to Buyer on the Closing Date), each dated as of the date hereof.

Section 3.   Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

Section 4.   Acknowledgments of Guarantor.  Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of June 18, 2014 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer to the extent of the Obligations (as defined therein), as such obligations may be increased in connection with the temporary increase of the maximum facility size, and otherwise modified, pursuant to this Amendment, and (b) that, as of the date hereof, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Transaction Documents.

Section 5.   Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that on and after the date hereof, (a) all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

Section 6.   Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

Section 7.   Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

Section 8.   Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.

The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

Section 9.    WAIVER OF JULY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

Section 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States

By:	/s/ Thomas N. Cassino
Name: Thomas N. Cassino
Title: Executive Director

SELLER:

RFT JPM LOAN, LLC,
a Delaware Limited Liability Company

By:	/s/ Marc A. Tolchin
Name: Marc A. Tolchin
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Master Repurchase Agreement

Acknowledged and Agreed:

REALTY FINANCE TRUST, INC., a
Maryland corporation, in its capacity as
Guarantor, and solely for purposes of
acknowledging and agreeing to the terms of this
Amendment:

By:	/s/ Marc A. Tolchin
Name: Marc A. Tolchin
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Master Repurchase Agreement